UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2014

IXIA

(Exact name of registrant as specified in its charter)

California	000-31523	95-4635982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26601 W. Agoura Road, Calabasas, California	91302
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 818.871.1800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 5, 2014, Ixia (“Ixia” or the “Company”) received a letter (the “Letter”) from The NASDAQ Stock Market LLC (“Nasdaq”) indicating that a NASDAQ Hearings Panel (the “Panel”) had determined to extend the date by which the Company must become current in filing its required periodic financial reports with the Securities and Exchange Commission (the “SEC”) from September 12, 2014 to November 13, 2014. As a result, Nasdaq will continue the listing of Ixia’s common stock subject to the condition that, on or before November 13, 2014, Ixia become current in its periodic filings with the SEC. Ixia must also be able to demonstrate at such time that it is in compliance with all other requirements for continued listing on Nasdaq. The Letter indicates that if the Company is unable to satisfy these conditions, the Company’s common stock will be delisted from the Nasdaq Global Select Market.

As of the date of this filing, the Company is currently delinquent in filing with the SEC its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014 and June 30, 2014 (the “Quarterly Reports”). The Company requested the extension after determining that it likely would not be in a position to file the Quarterly Reports by September 12, 2014, the date previously established by the Panel as the date by which the Company must become compliant with Nasdaq’s listing requirements. The Panel does not have discretion to grant the Company any further extensions beyond November 13, 2014.

On September 10, 2014, the Company issued a press release regarding the Panel’s determination and the Company’s current expectations regarding the timing of the filing with the SEC of its Quarterly Reports. A copy of the press release is included as Exhibit 99.1 in this Current Report on Form 8-K.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding the anticipated timing of the Company’s filing with the SEC of its Quarterly Reports. In some cases, such forward-looking statements can be identified by terms such as may, will, should, expect, plan, believe, estimate, predict, or the like. Such forward-looking statements reflect the current intent, belief, and expectations of the Company’s management and are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. Factors that could cause the actual results to differ materially from the results predicted include, among others, the risk that the Company will encounter unexpected delays in completing and filing its Quarterly Reports and will not, on or before November 13, 2014, become current in the filing of its periodic financial reports with the SEC or will not comply with all other requirements for continued listing on Nasdaq. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated September 10, 2014 of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ixia

Dated: September 10, 2014	By:	/s/ Brent Novak
Brent Novak
Acting Chief Financial Officer and Vice President, Finance

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 10, 2014 of the Company

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